UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2006

BEAR STEARNS ASSET BACKED SECURITIES I LLC

(as depositor under an Indenture, dated as of September 15, 2006, providing for, inter alia, the issuance of Mortgage-Backed Notes, Series 2006-8)

(Exact name of registrant as specified in its charter)

Delaware	333-131374-20	20-0842986
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

383 Madison Avenue New York, New York		10179
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 272-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)       Not applicable

(b)       Not applicable

(c)       Exhibits:

25.1      Statement of Eligibility of Citibank, N.A. on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAR STEARNS ASSET BACKED SECURITIES I LLC

By:	/s/ Baron Silverstein
Name:	Baron Silverstein
Title:	Vice President

Dated: September 15, 2006

Index to Exhibits

Exhibit Number	Description

25.1	Statement of Eligibility of Citibank, N.A. on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.